COMBINED STATEMENTS OF CHANGES IN PARTNERS' CAPITAL/DIVISIONAL EQUITY (USD $) In Thousands, unless otherwise specified	Total	Divisional Equity	Total Partners' Capital
Balance at Dec. 31, 2009	$ 485,400	$ 485,400
Increase (Decrease) in Stockholders' Equity
Share-based compensation	11,481	11,481
Distribution to parent, net	(116,251)	(116,251)
Net income	38,219	38,219
Balance at Dec. 31, 2010	418,849	418,849
Increase (Decrease) in Stockholders' Equity
Share-based compensation	8,871	8,871
Contributions from parent, net	110,626	110,626
Net income	480,280	480,280
Balance at Dec. 31, 2011	1,018,626	1,018,626
Increase (Decrease) in Stockholders' Equity
Share-based compensation	18,450	18,450
Distribution to parent, net	(651,598)	(651,598)
Net income	595,288	595,288
CRLLC contribution to CVR Refining, LP for limited partner interest		(980,766)	980,766
Balance at Dec. 31, 2012	$ 980,766		$ 980,766